Impairment charges (Notes)	6 Months Ended
Jun. 30, 2019
Disclosure of impairment of assets [Abstract]
Impairment charges
Impairment charges

			Non-controlling	Net	Net
	Pre-tax	Taxation	interest	amount	amount
	HY 2019	HY 2019	HY 2019	HY 2019	HY 2018
	US$m	US$m	US$m	US$m	US$m
Aluminium - ISAL Smelter	(109)	23	—	(86)	(98)
Copper & Diamonds - Oyu Tolgoi	(2,240)	(39)	1,506	(773)	—
Total impairment charge	(2,349)	(16)	1,506	(859)	(98)

Aluminium - ISAL Smelter
In 2018, we reached agreement with Hydro to sell the ISAL Smelter in Iceland, our 53.3% interest in the Aluchemie anode plant in the Netherlands and our 50% share in the Aluminium fluoride plant in Sweden. The anticipated headline sales price of US$345 million was lower than the carrying value of these assets leading us to recognise an impairment charge of US$123 million in the period ended 30 June 2018. This was based on a fair value less cost of disposal (FVLCD) model, against property, plant and equipment and acquired software. Subsequently, Hydro withdrew its offer.
At 30 June 2019, these assets no longer meet the accounting criteria to be classified as assets held for sale.  Accordingly these non-current assets have been tested for impairment as at 30 June 2019. The recoverable amount for the cash-generating units have been calculated based on the IAS 36 value-in-use methodology by reference to the net present value of post-tax cash flows expressed in real terms and discounted at 6.9 per cent. These were US$302 million for the cash-generating unit comprising ISAL and Aluchemie and US$46 million for Alufluor. This has resulted in a pre-tax impairment charge of US$109 million allocated to property, plant and equipment in the ISAL and Aluchemie cash-generating unit.

Copper and Diamonds - Oyu Tolgoi

As disclosed in the 2018 financial statements, during the year ended 31 December 2018 the Group observed a deterioration in some internal and external indicators of value for the Oyu Tolgoi cash-generating unit (CGU) and therefore prepared an assessment of recoverable amount. The net present value of post-tax cash flows at that time for the Oyu Tolgoi CGU, based on the IAS 36 fair value less costs of disposal (FVLCD) methodology, exceeded the carrying value and, as such, no impairment charge was recognised in 2018 (see note 1 and note 6 to the 2018 financial statements).

The determination of recoverable amount at 31 December 2018 incorporated a nine-month delay in the schedule to sustainable production, the updates relating to the Power Source Framework Agreement and an estimate for the financial impact of a potential further delay in the commissioning of the primary production shaft.

As noted at that time, more comprehensive geotechnical data that had become available as the underground development continued indicated that potentially significant changes to the design of some future elements of the development would be needed.  As detailed design work was underway, and given the very early status of that work, no adjustments were made to the recoverable amount for these matters at 31 December 2018.

The Group has continued to progress work on the project throughout the first half of 2019 and on 16 July 2019 provided an update on the Oyu Tolgoi underground project summarising preliminary estimates for increased project development expenditure, schedule delay to first sustainable production, and a delay to completion of the Definitive Estimate until the second half of 2020. These preliminary estimates indicated that first sustainable production could be delayed by 16 to 30 months compared with the original feasibility study guidance in 2016 and that development capital spend for the project may increase by between US$1.2 billion and US$1.9 billion in excess of the US$5.3 billion previously disclosed.

These matters have been identified as an impairment trigger and an assessment of the recoverable amount for the cash-generating unit based on the IAS 36 FVLCD methodology has been prepared as at 30 June 2019.

Impairment charges continued

The recoverable amount of the Oyu Tolgoi CGU is classified as level 3 under the fair value hierarchy.  In arriving at FVLCD as at 30 June 2019, post-tax cash flows expressed in real terms have been estimated over the current life of mine plus anticipated future expansions utilising mineral resources, and discounted using a post-tax real discount rate of 8.3 per cent (31 December 2018: 8.0 per cent). The mineral resources incorporate almost 2 billion tonnes of ore, which contributes approximately 20 per cent to the total recoverable amount.

The recoverable amount has been determined to be US$8.3 billion on a post-tax basis and has resulted in a pre-tax impairment charge of US$2.2 billion (100 per cent basis) allocated to mining properties and the underground development assets under construction. The net adjustment to tax is represented by an increase to deferred tax assets of US$320 million for the temporary difference corresponding to the impairment and a decrease in deferred tax assets of US$359 million for tax losses that are now expected to expire without utilisation. The post-tax impairment charge of US$2.3 billion is allocated 66 per cent to non-controlling interests and the remaining 34 per cent to Rio Tinto shareholders (US$0.8 billion) in proportion to the equity ownership interest in the project.

The recoverable amount has been calculated taking into account a number of mine design options.  As studies progress, this will lead to the selection of a preferred development option with detailed cost scheduling and production assumptions, which may lead to a change in recoverable amount.  The recoverable amount also includes high-level risk adjustments to net cash flows to reflect the inherent uncertainty of assumptions for development capital, schedule and mineral resources.

Together with development capital, scheduling and production assumptions, other critical assumptions in the determination of recoverable amount include discount rate and commodity prices. To illustrate the sensitivity of the recoverable amount to movements in these assumptions, an increase to the discount rate by 1 per cent with all other inputs remaining constant would reduce the recoverable amount by US$1.5 billion. A decrease in forecast copper prices by 10 per cent throughout the life of the mine would reduce the recoverable amount by US$2.2 billion while an increase of 10 per cent would increase the recoverable amount by US$2.1 billion.